                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             HERITAGE SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             (Heritage Trust Logo)

March 31, 1999

Dear Shareholder:

The enclosed proxy materials relate to a special meeting of the shareholders of the Heritage Series Trust -- Value Equity Fund ("Fund") to be held on Friday, May 14, 1999. The purpose of this meeting is to seek shareholder approval of a Subadvisory Agreement under which Osprey Partners Investment Management, LLC ("Osprey") would become an additional investment subadviser of the Fund. Under the proposed agreement, Osprey would be compensated by Heritage Asset Management, Inc. ("Heritage"), the Fund's investment adviser, and not by the Fund. Adding Osprey as an investment subadviser of the Fund would allow the Fund to access the portfolio management services of an experienced value equity investment team.

Heritage has recommended, and the Fund's Board of Trustees has approved, the appointment of Osprey as subadviser to the Fund. Osprey, an investment management firm that provides investment advisory services to retail and institutional clients, currently has assets under management of approximately $2.0 billion.

In addition, Heritage is seeking shareholder approval of a proposal that will permit Heritage to hire subadvisers or modify subadvisory agreements for the Fund with the approval of the Fund's Board of Trustees, but without shareholder approval. If this proposal is approved, the Fund would minimize expenses in the future by not having to conduct shareholder meetings each time Heritage changes the Fund's subadvisers or modifies subadvisory agreements.

Please take the time to review the enclosed proxy statement and vote your shares today. Your prompt attention to this matter is appreciated.

Very truly yours,
/s/ STEPHEN G. HILL
Stephen G. Hill
President
Heritage Series Trust

                             HERITAGE SERIES TRUST
                               VALUE EQUITY FUND

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 14, 1999

To the Shareholders:

     The special meeting of the holders of shares of beneficial interest of the Heritage Series Trust -- Value Equity Fund (the "Fund") will be on May 14, 1999 at 8:30 a.m. Eastern time, or any adjournment(s) thereof, at the offices of Heritage Asset Management, Inc. ("Heritage"), 100 Carillon Parkway, Suite 250, St. Petersburg, FL 33716, for the following purposes:

          (1) To approve a Subadvisory Agreement between Heritage and Osprey Partners Investment Management, LLC with respect to the Fund;

          (2) To approve a proposal to permit Heritage to hire subadvisers or modify subadvisory agreements without shareholder approval; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on March 22, 1999. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES VIA THE INTERNET, BY TELEPHONE OR BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By Order of the Board of Trustees,

                                          CLIFFORD J. ALEXANDER
                                          Secretary

March 31, 1999
880 Carillon Parkway
St. Petersburg, Florida 33716

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return the card in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposals noticed above. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                             HERITAGE SERIES TRUST
                               VALUE EQUITY FUND
                              880 CARILLON PARKWAY
                         ST. PETERSBURG, FLORIDA 33716

                             ---------------------

                                PROXY STATEMENT
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 1999

                             ---------------------

                                  INTRODUCTION

     This is a proxy statement for the Value Equity Fund (the "Fund") of the Heritage Series Trust ("Trust") in connection with the solicitation of proxies made by, and on behalf of, the Fund's Board of Trustees ("Trustees" or "Board"), to be used at the special meeting of shareholders of the Fund or any adjournment(s) thereof ("Meeting"). This proxy statement and proxy card first will be mailed to shareholders on or about March 31, 1999.

     A majority of the shares of beneficial interest of the Fund ("Shares") outstanding on March 22, 1999 ("Record Date") represented in person or by proxy, must be present to constitute a quorum for the transaction of business at the Meeting. Only holders of Shares as of this date are entitled to notice of and to vote at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve any one of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     An abstention is a proxy that is properly executed, returned and accompanied by instructions withholding authority to vote. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote or with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes are counted as votes present for purposes of determining whether the requisite quorum exists. Approval of Proposals No. 1 and No. 2 require the affirmative vote of a specified percentage of the total shares outstanding or of the total shares present at the meeting. As a result, abstentions and broker non-votes will have the same effect as votes cast AGAINST these proposals because approval of these proposals depends only on the number of affirmative votes cast and not on the ratio of votes cast FOR a proposal to votes cast AGAINST a proposal. Your proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy if received by the Fund prior to the Meeting, or by appearing and voting at the Meeting.

     The individuals named as proxies in the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your Shares will be voted in favor of the proposals described in this Proxy Statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. However, if the Fund has received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have the discretionary authority to vote upon such proposals.

     Solicitations will be made primarily by mail but also may include telephone communications by regular employees of Heritage. As an alternative to mailing your paper proxy card to us to vote, you may vote by telephone or via the Internet by utilizing a program provided through ADP Investor Communication Services ("ADP"). To vote in this manner, please refer to the enclosed voting instruction card for the toll-free telephone number and the Internet address. If votes are recorded by telephone or via the Internet, ADP will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. Proxies voted by telephone or via the Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked. Under Massachusetts business trust law, there is no specific prohibition against shareholders voting their shares via the Internet.

     As of the Record Date, the Fund had 1,513,435.024 Shares outstanding and no shareholder held of record or owned beneficially more than 5% of the issued and outstanding Shares of the Fund. All costs associated with the Meeting, including the solicitation of proxies, will be borne by the Fund. However, Heritage ultimately may bear the cost associated with the meeting because Heritage has agreed to waive fees or reimburse expenses of the Fund, if Fund total operating expenses exceed a certain percentage of the Fund's average daily net assets. Each full Share of the Fund is entitled to one vote, and each fractional Share is entitled to a proportionate share of one vote. You may obtain a copy of the Fund's most recent annual and semi-annual reports to shareholders, free of charge, by writing to Heritage at 880 Carillon Parkway, St. Petersburg, Florida 33716 or by calling 1-800-421-4184.

               PROPOSAL 1.  APPROVAL OF THE SUBADVISORY AGREEMENT

INTRODUCTION

     The Board and Heritage propose that Osprey Partners Investment Management, LLC ("Osprey") be appointed as an investment subadviser to the Fund. If this appointment is approved by shareholders, Osprey would become the second subadviser to the Fund. Eagle Asset Management, Inc. ("Eagle"), an affiliate of Heritage, currently is the Fund's sole investment subadviser. Heritage and Eagle are wholly owned subsidiaries of Raymond James Financial, Inc. ("RJF"). Eagle has been an investment subadviser of the Fund since the Fund's inception pursuant to a subadvisory agreement between Heritage and Eagle dated December 24, 1994 ("Eagle Agreement").

     Effective January 1, 1999, the Fund's portfolio manager, Michael Chren, resigned from Eagle. Mr. Chren had served as the Fund's portfolio manager since July 1997. Although Eagle designated a replacement, Heritage and the Board viewed Mr. Chren's departure as an appropriate opportunity to evaluate additional investment management options. Heritage and the Board propose to retain Osprey based on the performance history of its managing partners and principals, Osprey's value-oriented investment style and its fee proposal. Although Osprey is a relatively new registered investment adviser, all of its managing partners and principals have a long track record with their previous advisory firm.

     If Osprey is approved as a subadviser, Heritage will have discretion to allocate the assets of the Fund between Osprey and Eagle, subject to the oversight of the Trustees. Heritage initially intends to allocate all of the Fund's assets to Osprey. The proportion of assets allocated to each subadviser will be reviewed periodically by Heritage. If shareholders approve Osprey's appointment as subadviser, Osprey will provide substantially the same portfolio management services as Eagle has provided and will receive a slightly lower fee from Heritage than Eagle currently receives. Osprey will utilize an investment committee made up of managing partners and principals of Osprey to manage the Fund's investment portfolio.

     At a meeting on February 26, 1999, the Board determined that it would be in the best interests of the Fund and its shareholders to retain Osprey as an additional investment subadviser to the Fund. In making this decision, the Board considered, among other factors, the expertise that Osprey offers in providing portfolio management services to other equity portfolios. The Board also considered the experience of the persons comprising the investment committee, Osprey's fee proposal, and the financial strength and quality of services offered by Osprey.

     Accordingly, the Board unanimously voted that (1) subject to shareholder approval, Osprey be appointed as an additional investment subadviser to the Fund, and (2) the proposed subadvisory agreement between Heritage and Osprey ("Osprey Agreement") be approved and submitted for shareholder approval. These decisions included the unanimous approval of all Trustees who are not "interested persons" of the Trust, Heritage or Osprey as that term is defined in the Investment Company Act of 1940, as amended ("Independent Trustees").

DESCRIPTION OF THE OSPREY AGREEMENT

     Under the Osprey Agreement, Osprey will manage the investment of Fund assets allocated to it and will be responsible for placing all orders for the purchase and sale of portfolio securities for which it is responsible, subject to the supervision of the Trustees and Heritage.

     As compensation for Osprey's services and for expenses borne by Osprey under the Osprey Agreement, Osprey will be paid a monthly subadvisory fee by Heritage (not by the Trust) at an annual rate equal to 0.32% on the first $50 million of the Fund's average daily net assets allocated to Osprey by Heritage and 0.30% for such amounts over $50 million. Heritage currently pays from its advisory fee to Eagle a subadvisory fee equal to 50% of the fees payable to Heritage without regard to any reduction in fees actually paid to Heritage as result of voluntary fee waivers by Heritage. This fee is equivalent to .375% of the Fund's daily net assets. However, for the fiscal year ending October 31, 1999, Eagle has agreed to bear a portion of the advisory fees waived by Heritage with respect to those Fund assets under Eagle's management. During the Fund's fiscal year ended October 31, 1998, Heritage paid Eagle $136,477 in subadvisory fees. Accordingly, it is unclear whether Heritage would retain a slightly higher portion of its advisory fee as a result of allocating 100% of the Fund's assets to Osprey. Heritage has waived a portion of its fees for the Fund's fiscal year ended October 31, 1998 and currently is waiving its fees. However, Eagle has agreed to bear a portion of Heritage's fee waiver and Osprey has not.

     The Osprey Agreement provides that Osprey will not be liable for any act or omission in the course of, or connected with, rendering services under the Osprey Agreement, except when such services are rendered in bad faith, negligence or disregard of its duties under the Osprey Agreement. However, Osprey will indemnify and hold harmless Heritage, the Trust, the Trustees, officers or shareholders from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) which arise or result from Osprey's bad faith, negligence or disregard of its duties under the Osprey Agreement.

     If approved by shareholders, the Osprey Agreement would be executed promptly by Heritage and Osprey and become effective on or about May 17, 1999. Unless sooner terminated, it would remain in effect continuously for two years following its effective date. Thereafter, it would continue automatically for successive years, provided that it is specifically approved at least annually
(1) by a vote of a majority of the Independent Trustees and (2) by a majority of all Trustees or by a vote of a majority of the outstanding Shares of the Fund. The Trust may terminate the proposed Osprey Agreement by a vote of a majority of the Independent Trustees or a majority of its outstanding voting securities on 60 days' written notice to Heritage and Osprey. Heritage may at any time terminate the proposed Osprey Agreement upon 60 days' written notice to Osprey. Osprey may at any time terminate that agreement upon 90 days' written notice to Heritage. The Osprey Agreement automatically will terminate without penalty in the event of its assignment or termination.

INFORMATION ABOUT OSPREY

     Osprey is a limited liability company organized under the laws of New Jersey on September 10, 1998. It also is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. All of Osprey's founders were previously engaged in a variety of positions at their previous advisory firm, Fox Asset Management, Inc. As of February 26, 1999, Osprey managed approximately $2 billion of assets. Osprey serves as investment adviser to corporations, endowments and foundations, municipalities and public agencies and high net worth individuals. Osprey currently does not manage any portfolio of a registered investment company that has a similar investment strategy of the Fund.

     Osprey's principal business address is Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702. The names, titles and principal occupations of the current managing partners and executive officers of Osprey are set forth in the following table. In addition, the table reflects those persons who own beneficially or of record ten percent or more of the outstanding voting securities of Osprey.

                                  OWNERSHIP %
NAME                               OF OSPREY            TITLE AND PRINCIPAL OCCUPATION
----                              -----------           ------------------------------
Jerome D. Fischer.............    15.548%        Managing Partner, Portfolio Manager for
                                                   Equity and Fixed Income Investment
                                                   Committees, and Director of Equity Research
                                                   for Osprey

John W. Liang.................    22.172%        Managing Partner, Portfolio Manager for
                                                   Equity and Fixed Income Investment
                                                   Committees, and Chief Investment Officer
                                                   for Osprey

Paul A. Stach.................    21.275%        Managing Partner, Portfolio Manager for
                                                   Equity and Fixed Income Investment
                                                   Committees, and Director of Fixed Income
                                                   Research for Osprey

Russell S. Tompkins...........    21.275%        Managing Partner, Portfolio Manager for
                                                   Equity and Fixed Income Investment Committees
                                                   for Osprey, Chief Operating Officer

R. Van Whisnand...............    11.730%        Managing Partner, Portfolio Manager for
                                                   Equity and Fixed Income Investment Committees
                                                   for Osprey

     The business address of each person listed above is Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702.

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Trustees approved the appointment of Osprey as investment subadviser to the Fund and recommend that shareholders approve the proposed Osprey Agreement. In approving the Osprey Agreement, the Board analyzed the factors discussed above and other factors that would affect positively and negatively the provision of portfolio management services.

     The Board recommends that Osprey be retained as an investment subadviser to the Fund. If Proposal 1 is not approved by shareholders, Heritage will continue as the Fund's investment adviser and investment discretion with respect to 100% of the Fund's assets will continue to be allocated to Eagle as subadviser. The Trustees would then consider whether any other arrangements of the provision of investment advisory services are appropriate and in the best interests of the Fund's shareholders.

VOTE REQUIRED

     Approval of Proposal 1 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund Shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting.

     THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

         PROPOSAL 2.  APPROVAL OF A PROPOSAL TO PERMIT HERITAGE TO HIRE
              SUBADVISERS OR MODIFY SUBADVISER AGREEMENTS WITHOUT
                              SHAREHOLDER APPROVAL

INTRODUCTION

     Heritage serves as the investment adviser and administrator of the Fund. As such, Heritage currently does not make the day-to-day investment decisions for the Fund. Instead, Heritage administers the Fund, establishes an investment program for the Fund and selects, compensates and evaluates the Fund's investment subadviser, currently Eagle. The investment subadviser, in turn, makes the day-to-day investment decisions for the Fund.

     Federal securities law requires that the shareholders of the Fund approve the Fund's subadvisory agreements and any amendments thereto. Thus, when a new subadviser is retained on behalf of the Fund, shareholders are required to approve the subadvisory agreement. Similarly, if an existing subadvisory agreement is amended in any material respect (e.g., an increase in the fee paid by Heritage -- not by the Fund -- to the subadviser), shareholder approval is required. In addition, shareholder approval is required in order to re-appoint a subadviser when there is a change in control of the Fund's subadviser. In all of these cases, in order to obtain shareholder approval, the Fund must call and conduct a shareholder meeting, prepare and distribute proxy materials, and solicit votes from Fund shareholders. The process can be costly and time-consuming.

     The Trustees have authorized the Fund's officers to apply to the Securities and Exchange Commission ("SEC") for an order exempting the Fund from the requirement described in the previous paragraph ("SEC Order"). If it is issued, the SEC Order would permit the Fund, without the prior approval of shareholders, to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to modify subadvisory agreements. By eliminating shareholder approval in these matters, the Fund would have greater flexibility in selecting and re-appointing investment subadvisers and would save the considerable expenses involved in soliciting shareholder proxies and conducting shareholder meetings. Changes in subadvisory arrangements would still require Board approval and may be subject to certain other conditions, as discussed below.

     The Trustees and Heritage hereby seek shareholder approval of this proposed arrangement for approval of subadvisory agreements. If Proposal 2 is not approved by shareholders, shareholder approval of subadvisory agreements and amendments thereto will continue to be required. If proposal 2 is approved by Fund shareholders, the proposal will be effective if and when the SEC Order is issued. There is no assurance that the SEC Order will be issued.

COMPARISON OF PRESENT AND PROPOSED SELECTION PROCESS FOR SUBADVISERS

     Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board. In considering whether to appoint a subadviser, the Board will analyze the factors it considers relevant, including the nature, quality and scope of services provided by a subadviser to investment companies comparable to the Fund. The Board will review the ability of the subadviser to provide its services to the Fund, as well as its personnel, operations, financial condition or any other factor that would affect the provision of those services. The Board will examine the performance of the subadviser with respect to compliance and regulatory matters over the past fiscal year. It will review the subadviser's investment performance with respect to accounts that are comparable. Finally, the

Board will consider other factors that it considers relevant to the subadviser's performance as an investment adviser. The Board believes that this review process provides appropriate shareholder protection in the selection of subadvisers.

     Under the current process for approval of subadvisory agreements, in addition to Trustee approval, shareholders must approve any change in subadvisory agreements. More particularly, a subadvisory agreement must receive the affirmative vote of the holders of the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or
(2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting. Such shareholder approval would be eliminated under the proposed process for approval of subadvisory agreements.

     An SEC Order authorizing the proposed process for approval of subadvisory agreements may be granted subject to a number of conditions. Following is a list of conditions that is representative of the relevant conditions that the SEC has recently imposed in a number of orders that are similar to the SEC Order that the Fund is seeking. The list may be a useful guide in predicting the conditions that may be imposed in any SEC Order that is issued with respect to the Fund. However, any SEC Order that is issued with respect to the Fund might be granted subject to different conditions than those set forth below:

          1. Before the Fund may rely on the order requested in the application, the operation of the Fund in the manner described in the application will receive the affirmative vote of the holders of the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting, or, in the case of a new fund whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder(s) before offering shares of that fund to the public.

          2. The Fund will disclose in its prospectus the existence, substance and effect of any order granted pursuant to the application. In addition, the Fund will hold itself out to the public as employing the management structure described in the application. The prospectus will prominently disclose that Heritage has the ultimate responsibility to oversee investment subadvisers and recommend their hiring, termination and replacement.

          3. At all times, a majority of the Trust's Board of Trustees will be persons each of whom is not an "interested person" of the Trust as that term is defined in federal securities law ("Independent Trustees"), and the nomination of new or additional Independent Trustees will be at the discretion of the then existing Independent Trustees.

          4. Heritage will not enter into a subadvisory agreement with any investment subadviser that is an "affiliated person," as defined in federal securities law, of Heritage, without that agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

          5. When an investment subadviser change is proposed for the Fund with an affiliated investment subadviser, the Fund's Trustees, including a majority of the Independent Trustees, will make a separate finding, reflected in the Fund's Board minutes, that the change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which Heritage or the affiliated investment subadviser derives an inappropriate advantage.

          6. Within 90 days of the hiring of any new investment subadviser, shareholders will be furnished relevant information about a new investment subadviser that would be contained in a proxy statement, including any change in such disclosure caused by the addition of a new investment subadviser. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of an investment subadviser, an information statement. The information statement provided will meet relevant requirements of federal securities law.

          7. Heritage will provide general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's portfolio, and subject to review and approval by the Trustees, will: (i) set the Fund's overall investment strategies; (ii) select investment subadvisers; (iii) when and if appropriate, recommend to the Fund's Board of Trustees the allocation and reallocation of the Fund's assets among multiple investment subadvisers; (iv) monitor and evaluate the performance of investment subadvisers; and (v) ensure that the investment subadvisers comply with the Fund's investment objectives, policies and restrictions by, among other things, implementing procedures reasonably designed to ensure compliance.

          8. No Trustee, director or officer of the Trust or director or officer of Heritage will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by that Trustee, director or officer) any interest in an investment subadviser except for (i) ownership of interests in Heritage or any entity that controls, is controlled by, or is under common control with Heritage; or (ii) ownership of less than 1% of the outstanding securities of any class of debt or equity of a publicly-traded company that is either an investment subadviser or an entity that controls, is controlled by or is under common control with an investment subadviser.

VOTE REQUIRED

     As noted above, the SEC has previously granted requests for exemptive relief that are similar to Proposal 2 where the proposal receives the affirmative vote of the holders of the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting.

     THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                           INFORMATION ABOUT THE FUND

CURRENT ADVISORY ARRANGEMENTS

     Heritage is a Florida corporation organized in 1985 and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Heritage serves as investment adviser and administrator to the Fund pursuant to an Investment Advisory and Administration Agreement between Heritage and the Trust on behalf of the Fund, dated December 24, 1994 ("Advisory Agreement"). The Advisory Agreement and the Eagle Agreement each were approved by the Fund's sole initial shareholder on December 29, 1994 and were last approved by the Board of Trustees on August 31, 1998. All of the capital stock of Heritage is owned by RJF. Thomas A. James, a Trustee of the Trust, by virtue of his direct or indirect ownership of RJF, owns beneficially more than 10% of Heritage. RJF, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields. Heritage also serves as investment adviser and manager to thirteen other investment portfolios with aggregate assets of approximately $4.4 billion as of February 26, 1999.

     The principal address of Heritage, RJF, Thomas A. James and each of Heritage's directors and principal executive officer is 880 Carillon Parkway, St. Petersburg, Florida 33716. The directors and principal executive officer of Heritage are: Jeffrey P. Julien, Director; Richard K. Riess, Director and Chairman; and Stephen G. Hill, Director, President and Chief Executive Officer. The officers of the Fund who also are employed by Heritage are: Stephen G. Hill; Donald H. Glassman; and Patricia Schneider. The Trustees and the officers of the Fund do not own in the aggregate more that 1% of the shares of beneficial interest in the Fund.

     Under the Advisory Agreement, and subject to the supervision of the Trustees, Heritage has agreed, among other duties, to provide a continuous investment program for the Fund's portfolio, supervise all aspects of the Fund's operation and hold itself available to respond to shareholder inquiries. The Advisory Agreement expressly permits advisory services to be delegated to and performed by a subadviser. Under the Advisory Agreement, the Fund bears all of its expenses not specifically assumed by Heritage incurred in its operation and the offering of shares.

     For services provided under the Advisory Agreement, the Fund pays Heritage an annualized advisory fee, computed daily and paid monthly, of 0.75% of the Fund's average daily net assets. Heritage contractually has agreed to waive its investment advisory fees and, if necessary, reimburse each class of the Fund to the extent that Class A annual operating expenses exceed an annualized rate of 1.45% of the class' average daily net assets and Class B or Class C annual operating expenses exceed 2.20% of that class' average daily net assets for the Fund's October 31, 1999 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the Fund within the following two years if overall expenses fall below these percentage limitations. During the fiscal year ended October 31, 1998, the Fund paid Heritage management fees in the amount of $272,954 and Heritage waived fees in the amount of $48,072.

     Heritage also is the fund accountant and transfer and dividend disbursing agent for the Fund. For the fiscal year ended October 31, 1998, the Fund paid Heritage approximately $35,631 for its services as fund accountant. Heritage will continue to provide these services to the Fund after the subadvisory contract is approved.

     In addition, an affiliate of Heritage, Raymond James & Associates, Inc. ("RJA"), currently serves as the Trust's principal underwriter. As compensation for certain distribution and shareholder servicing activities, the Fund paid RJA $50,739, $3,766 and $157,217 in distribution and service fees for the Fund's Class A, Class B and Class C shares, respectively, pursuant to the Trust's Rule 12b-1 distribution plan. RJA will continue to serve as principal underwriter to the Trust after the advisory contract is approved. However, subject to regulatory approvals, the Fund's Board has approved a proposed distribution agreement with Heritage Fund Distributors, Inc.

     The Advisory Agreement and the Eagle Agreement each provides that Heritage and/or Eagle, as applicable, will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matter to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith, or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties thereunder.

BROKERAGE COMMISSIONS

     RJA may act as broker on behalf of the Fund in the purchase and sale of portfolio securities. For the fiscal year ended October 31, 1998, the total dollar amount of brokerage commission paid by the Fund was $153,869. These commissions were paid on aggregate brokerage transactions totalling $46,572,180. The Fund paid RJA $4,212 in commissions on aggregate brokerage transactions of $1,855,995 or 4% of the total aggregate brokerage transactions.

EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. All officers as a group own beneficially less than 1% of the shares outstanding on the Record Date. The executive officers of the Fund are:

     STEPHEN G. HILL, age 39, President. Mr. Hill also has been a director since December 1994 and the Chief Executive Officer and President of Heritage since April 1989.

     DONALD H. GLASSMAN, age 42, Treasurer. Mr. Glassman also has been Treasurer of Heritage and Treasurer of Heritage Mutual Funds since May 1989.

     CLIFFORD J. ALEXANDER, age 55, Secretary. Mr. Alexander also is a partner at Kirkpatrick & Lockhart LLP.

                             SHAREHOLDER PROPOSALS

     As a general matter, the Fund does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund's shareholders should send such proposals to the Fund at 880 Carillon Parkway, St. Petersburg, Florida 33716, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                          By Order of the Board of Trustees,

                                          CLIFFORD J. ALEXANDER,
                                          Secretary
March 31, 1999

         IT IS IMPORTANT THAT YOU VOTE AND RETURN YOUR PROXY PROMPTLY.

                                [HERITAGE LOGO]

                    HERITAGE SERIES TRUST-VALUE EQUITY FUND
                              990 CARILLON PARKWAY
                         ST. PETERSBURG, FLORIDA 33716

  PLEASE VOTE VIA INTERNET OR BY PHONE OR SIGN, DATE AND PROMPTLY RETURN YOUR
               VOTING INSTRUCTION IN THE ENCLOSED ENVELOPE TODAY!

                              Voting Instructions
                   Please Select One of These Voting Methods:

VOTE BY INTERNET: Please read your proxy statement and the following proposals. Go to our website: http:\\www.proxyvote.com where you will use this ballot and the control number listed below to vote on the proposals. Follow the on screen directions. Do NOT mail your voting instruction when you vote online.

VOTE BY TELEPHONE: Please read your proxy statement and the following proposals. Dial our toll free number 1-800-688-6803 using a touch tone phone where you will use this ballot and the control number listed below to vote on the proposals. Do NOT mail your voting instruction when you vote by phone.

VOTE BY PROXY BALLOT: Please read your proxy statement and the following proposals. Vote by filling in on the ballot the appropriate box representing your vote on the proposals. Sign, date and mail the card in the enclosed return envelope.

                             HERITAGE SERIES TRUST
                               VALUE EQUITY FUND

                                     PROXY

                        Special Meeting of Shareholders
                                  May 14, 1999

The undersigned hereby appoints as proxies Stephen G. Hill, K.C. Clark, and Donald M. Glassman, each with the power of substitution, to vote for the undersigned all shares of beneficial interest of the undersigned at the aforementioned meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares accompanied by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO INDICATE AUTHORITY TO VOTE "FOR" ALL PROPOSALS.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

If shares are held jointly, each shareholder named should sign; if only one signs, his/her signature will be binding. If the shareholder is a corporation, the President or Vice President should sign in his/her own name, indicating title. If the shareholder is a partnership, a partner should sign in his/her own name, indicating that he/she is a "Partner".

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                            X            HERETO         KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

HERITAGE SERIES TRUST - VALUE EQUITY FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
The Board of Trustees recommends a vote "FOR"

Vote on Proposals
1.  Approval of the proposed Subadvisory Agreement between Heritage Asset            For            Against        Abstain
    Management, Inc. and Osprey Partners Investment Management, LLC with
    respect to the Heritage Series Trust - Value Equity Fund.                        [  ]           [  ]           [  ]

2.  Approval of the proposal to permit Heritage Asset Management, Inc. to hire
    subadvisors or modify subadvisory agreements without shareholder approval.       [  ]           [  ]           [  ]

    This proxy will not be valid unless it is dated and signed exactly as instructed below. Please vote, sign and date this proxy and return it in the enclosed postage paid envelope.

----------------------------------------      ----------------------------------


----------------------------------------      ----------------------------------
Signature (PLEASE SIGN WITHIN BOX)  Date      Signature (Joint Owner(s))    Date

               ANNOUNCING...TWO EASY WAYS TO CAST YOUR PROXY VOTE

TO VOTE BY INTERNET:
                           (INTERNET ICON)

1.  Read the Proxy Statement and have your Proxy Card handy.

2.  Go to www.proxyvote.com

3.  Enter the 12-digit control number found on your Proxy Card.

4.  Follow the simple online instructions.

TO VOTE BY TELEPHONE:
                           (TELEPHONE ICON)

1.  Read the Proxy Statement and have your Proxy Card handy.

2.  Call the toll-free number on your Proxy Card.

3.  Enter the 12-digit control number found on your Proxy Card.

4.  Follow the simple recorded instructions.

      DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY TELEPHONE OR INTERNET.